UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)of the
Securities Exchange Act of 1934

April 15, 2005
Date of Report (Date of earliest event reported)

PEAPACK-GLADSTONE FINANCIAL CORPORATION
(Exact name of Registrant as Specified in its Charter)

New Jersey
(State or Other Jurisdiction of Incorporation)

001-16197 (Commission File Number)	22-3537895 (IRS Employer Identification No.)

158 Route 206, Peapack-Gladstone, New Jersey 07934
(Address of principal executive offices)

(908) 234-0700
(Registrant’s telephone number, including area code)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Other Events, Financial Statements and Exhibits

Item 8.01 Other Events.

On April 15, 2005, Peapack-Gladstone Financial Corporation disseminated a press release reporting the initiation of a stock buyback program. The press release is being furnished with this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(C)   Exhibits:

        99.1 Press release of Peapack-Gladstone Financial Corporation, dated April 15, 2005.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 15, 2005	PEAPACK-GLADSTONE FINANCIAL CORPORATION By: /s/ Arthur F. Birmingham Arthur F. Birmingham Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No. 99.1	Title Press Release of Peapack-Gladstone Financial Corporation dated April 15, 2005